UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-06071

DWS Institutional Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

Cash Reserves Fund Institutional

Annual Report

to Shareholders

December 31, 2010

Contents
Cash Reserves Fund Institutional
4 Portfolio Management Review
7 Information About Your Fund's Expenses
9 Portfolio Summary
10 Statement of Assets and Liabilities
11 Statement of Operations
12 Statement of Changes in Net Assets
13 Financial Highlights
14 Notes to Financial Statements
18 Report of Independent Registered Public Accounting Firm
19 Tax Information
Cash Management Portfolio
21 Investment Portfolio
41 Statement of Assets and Liabilities
42 Statement of Operations
43 Statement of Changes in Net Assets
44 Financial Highlights
45 Notes to Financial Statements
49 Report of Independent Registered Public Accounting Firm
50 Investment Management Agreement Approval
55 Summary of Management Fee Evaluation by Independent Fee Consultant
59 Summary of Administrative Fee Evaluation by Independent Fee Consultant
60 Board Members and Officers
65 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors of the fund may have a significant adverse effect on the share price of the fund. See the prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Cash Reserves Fund Institutional: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA'' or the "Advisor''), which is part of Deutsche Asset Management, is the investment advisor for Cash Management Portfolio (the "Portfolio''), in which the Fund invests substantially all of its assets. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the Portfolio. These investment professionals have a broad range of experience managing money market funds.

Market Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

At the start of 2010, the money market yield curve began to change configuration as — for the first time in 12 months — short-term money market rates rose somewhat. The slight increase in rates came in response to several market dynamics, including Congress' raising of the nation's debt ceiling and political and budgetary concerns within peripheral countries in the Eurozone.1 By mid-June 2010, the crisis in Europe had eased somewhat as the European Central Bank and the International Monetary Fund collaborated in order to offer loans and liquidity facilities to banks in fiscally troubled countries such as Greece, Spain and Italy. In September, investors responded positively to US Federal Reserve Board (the Fed) Chairman Bernanke's statement that the Fed would take additional steps in the form of "quantitative easing" to prop up the US economy as needed. By the close of the year, the Treasury yield curve began to steepen — as fixed-income issues sold off — in response to improved economic data and investor anxiety over possible inflationary pressures.2

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the Fund during the period. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Over the period, we continued to hold a large percentage of fixed-rate, short-maturity investments. The Portfolio also held a smaller percentage in floating-rate securities (whose yields adjust periodically in response to changes in interest rates) to track any increases in LIBOR rate levels.3 Lastly, any investments the Portfolio has made in slightly longer maturities have been in Treasury, agency and top-quality corporate money market securities. The Portfolio holds a significant amount of its short-term liquidity in overnight and 7-day investments.

Negative Contributors to Fund Performance

The types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market fluctuation. In the end this cost the Fund some yield, but we believe that this represented a prudent approach to preserving principal.

Outlook and Positioning

We continue our insistence on the highest credit quality within the Portfolio. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the Fund and to seek competitive yield for our shareholders.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read the fund's prospectus for specific details regarding its risk profile.
7-Day Current Yield
December 31, 2010	0.12%*
December 31, 2009	0.09%*
* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been 0.06% as of December 31, 2010 and 0.01% as of December 31, 2009.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please visit our Web site at www.moneyfunds.deam-us.db.com for the product's most recent month-end performance.

1 The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.

2 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

3 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return*
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,000.80
Expenses Paid per $1,000**	$1.06
Hypothetical 5% Fund Return*
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,024.15
Expenses Paid per $1,000**	$1.07

* Expenses include amounts allocated proportionally from the master portfolio.

** Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
Cash Reserves Fund Institutional	.21%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)	12/31/10	12/31/09

Commercial Paper	26%	47%
Certificates of Deposit and Bank Notes	20%	21%
Time Deposits	19%	10%
Short-Term Notes	14%	11%
Municipal Bonds and Notes	11%	5%
Government & Agency Obligations	10%	6%
	100%	100%

Weighted Average Maturity

Cash Reserves Fund Institutional	47 days	46 days
iMoneyNet FirstFirst Tier Institutional Money Fund Average*	39 days	42 days

* The Fund is compared to its respective iMoneyNet category: First Tier Institutional Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Portfolio's holdings, see page 21. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.moneyfunds.deam-us.db.com from time to time. Please see the Fund's current prospectus for more information.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investment in Cash Management Portfolio, at value	$4,039,673,746
Receivable for Fund shares sold	632,105
Due from Advisor	9,762
Other assets	2,099
Total assets	4,040,317,712
Liabilities
Distributions payable	217,593
Other accrued expenses and payables	251,912
Total liabilities	469,505
Net assets, at value	$4,039,848,207
Net Assets Consist of
Accumulated net realized gain (loss)	(421,028)
Paid-in capital	4,040,269,235
Net assets, at value	$4,039,848,207
Net Asset Value
Net Asset Value, offering and redemption price per share ($4,039,848,207 ÷ 4,040,430,903 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income and expenses allocated from Cash Management Portfolio: Interest	$13,234,470
Expenses*	(6,498,440)
Net investment income allocated from Cash Management Portfolio	6,736,030
Expenses: Administration fee	4,192,282
Services to shareholders	345,160
Service fees	205,928
Professional fees	40,248
Trustees' fees and expenses	8,986
Reports to shareholders	19,666
Registration fees	27,850
Other	17,195
Total expenses before expense reductions	4,857,315
Expense reductions	(3,139,543)
Total expenses after expense reductions	1,717,772
Net investment income	5,018,258
Net realized gain (loss) allocated from Cash Management Portfolio	1,479,943
Net increase (decrease) in net assets resulting from operations	$6,498,201

* Net of $505,758 Advisor reimbursement allocated from Cash Management Portfolio for the year ended December 31, 2010.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$5,018,258	$16,393,274
Net realized gain (loss)	1,479,943	442,365
Net increase (decrease) in net assets resulting from operations	6,498,201	16,835,639
Distributions to shareholders from: Net investment income	(5,180,258)	(17,555,525)
Fund share transactions: Proceeds from shares sold	30,814,908,862	58,314,625,780
Reinvestment of distributions	2,959,143	11,159,830
Cost of shares redeemed	(33,188,371,955)	(56,324,620,628)
Net increase (decrease) in net assets from Fund share transactions	(2,370,503,950)	2,001,164,982
Increase (decrease) in net assets	(2,369,186,007)	2,000,445,096
Net assets at beginning of period	6,409,034,214	4,408,589,118
Net assets at end of period (including undistributed net investment income of $0 and $0, respectively)	$4,039,848,207	$6,409,034,214
Other Information
Shares outstanding at beginning of period	6,410,934,853	4,409,769,871
Shares sold	30,814,908,862	58,314,625,780
Shares issued to shareholders in reinvestment of distributions	2,959,143	11,159,830
Shares redeemed	(33,188,371,955)	(56,324,620,628)
Net increase (decrease) in Fund shares	(2,370,503,950)	2,001,164,982
Shares outstanding at end of period	4,040,430,903	6,410,934,853

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations: Net investment income	.001	.004	.027	.051	.049
Net realized gain (loss)a	.000	.000	.000	.000	.000
Total from investment operations	.001	.004	.027	.051	.049
Less distributions from: Net investment income	(.001)	(.004)	(.027)	(.051)	(.049)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)b	.13	.41	2.75	5.27	4.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4,040	6,409	4,409	5,189	5,456
Ratio of expenses before expense reductions, including expenses allocated from Cash Management Portfolio (%)	.28	.31	.29	.28	.28
Ratio of expenses after expense reductions, including expenses allocated from Cash Management Portfolio (%)	.20	.21	.19	.18	.16
Ratio of net investment income (%)	.12	.36	2.86	5.14	4.85
a Amount is less than $.0005. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Cash Reserves Fund Institutional (the "Fund'') is a series of DWS Institutional Funds (the "Trust''), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as an open-end management investment company organized as a Massachusetts business trust. The Fund is one of several funds the Trust offers to investors.

The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, the Cash Management Portfolio (the "Portfolio''), an open-end management investment company registered under the 1940 Act and organized as a New York business trust advised by Deutsche Investment Management Americas Inc. ("DIMA'' or the "Advisor''), an indirect, wholly owned subsidiary of Deutsche Bank AG. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. At December 31, 2010, the Fund owned approximately 12% of the Portfolio.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $421,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 (the expiration date), whichever occurs first.

During the year ended December 31, 2010, the Fund utilized $1,480,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Year Ended December 31, 2010
Capital loss carryforward	$(421,000)

In addition, during the year ended December 31, 2010, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2010	2009
Distributions from ordinary income	$5,180,258	$17,555,525

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives an allocation of the Portfolio's net investment income and net realized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor serves as the investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure listed above in Note A.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from January 1, 2010 through May 13, 2010, DIMA had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund, including expenses of the Portfolio allocated to the Fund, to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.18% of the Fund's average daily net assets.

Effective from May 14, 2010 through September 30, 2011, DIMA has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund, including expenses of the Portfolio allocated to the Fund, to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.21% of the Fund's average daily net assets.

Accordingly, for the year ended December 31, 2010, the Advisor waived a portion of its Administration Fee as follows:
	Total Aggregated	Waived	Unpaid at December 31, 2010	Annual Effective Rate
Cash Reserves Fund Institutional	$4,192,282	$2,622,344	$164,910	.04%

In addition, for the year ended December 31, 2010, the Advisor reimbursed the Fund $377 of sub-recordkeeping expense.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2010, the amount charged to the Fund by DISC aggregated $310,894, all of which was waived.

Shareholder Servicing Fee. DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firm services. For the year ended December 31, 2010, the Service Fee was as follows:
	Total Aggregated	Waived	Annual Effective Rate
Cash Reserves Fund Institutional	$205,928	$205,928	.00%

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2010, the amount charged to the Fund by DIMA included in Statement of Operations under "reports to shareholders" aggregated $19,666, of which $7,996 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

C. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2010, there were two shareholder accounts that held approximately 31% and 18% of the outstanding shares of the Fund, respectively.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of Cash Reserves Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Reserves Fund Institutional (hereafter referred to as the ``Fund'') at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
Boston, Massachusetts February 25, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 3.91% of the dividends distributed during the fiscal year was derived from interest on US government securities which is generally exempt from state income tax.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

(The following financial statements of the Cash Management Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2010
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 19.5%
Abbey National Treasury Services PLC, 0.46%, 2/2/2011	96,500,000	96,500,000
Banco Bilbao Vizcaya Argentaria SA:
0.45%, 3/1/2011	229,000,000	229,000,000
0.47%, 3/4/2011	150,000,000	150,002,579
0.48%, 2/28/2011	100,000,000	100,000,000
0.495%, 2/9/2011	100,000,000	100,000,541
0.5%, 2/14/2011	50,000,000	50,000,000
Bank of Montreal, 0.25%, 1/26/2011	300,000,000	300,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.:
0.54%, 2/2/2011	52,000,000	52,000,000
0.6%, 1/24/2011	50,000,000	50,000,000
BNP Paribas:
0.31%, 2/11/2011	84,750,000	84,750,394
0.41%, 3/21/2011	100,000,000	100,002,187
0.45%, 10/12/2011	42,500,000	42,500,000
0.45%, 10/25/2011	8,000,000	8,000,000
0.51%, 2/11/2011	50,000,000	50,000,852
0.52%, 2/9/2011	22,250,000	22,255,291
0.53%, 4/12/2011	20,000,000	20,001,118
Credit Agricole SA, 0.3%, 1/19/2011	128,000,000	128,000,000
Dexia Credit Local, 144A, 2.375%, 9/23/2011	108,000,000	109,401,136
HSBC Bank PLC, 0.86%, 7/12/2011	55,750,000	55,877,143
International Finance Corp., 3.0%, 11/15/2011	15,000,000	15,337,852
Intesa Sanpaolo SpA:
0.29%, 1/18/2011	200,000,000	200,000,000
0.295%, 1/18/2011	300,000,000	300,000,000
JPMorgan Chase & Co., 0.459%, 1/17/2011	21,300,000	21,302,496
KBC Bank NV:
0.385%, 1/21/2011	199,000,000	199,001,105
0.4%, 1/18/2011	112,000,000	112,000,000
0.4%, 1/19/2011	75,000,000	75,000,000
0.42%, 1/6/2011	125,000,000	125,000,000
0.45%, 2/4/2011	90,000,000	90,000,424
0.5%, 1/24/2011	115,000,000	115,000,000
0.52%, 1/21/2011	45,000,000	45,000,000
0.62%, 1/4/2011	200,000,000	200,000,000
0.62%, 1/7/2011	200,000,000	200,000,000
Kommuninvest I Sverige, 0.55%, 4/19/2011	30,550,000	30,569,017
Mizuho Corporate Bank Ltd.:
0.28%, 1/7/2011	200,000,000	200,000,000
0.28%, 1/11/2011	125,000,000	125,000,000
0.28%, 1/20/2011	200,000,000	200,000,000
0.28%, 1/20/2011	200,000,000	200,000,000
0.3%, 3/7/2011	25,000,000	25,000,000
Natixis:
0.3%, 1/20/2011	447,300,000	447,300,000
0.38%, 1/4/2011	115,000,000	115,000,000
Nordea Bank Finland PLC:
0.27%, 1/12/2011	142,000,000	142,000,000
0.28%, 3/17/2011	50,000,000	50,000,000
0.44%, 6/30/2011	25,000,000	25,003,737
0.52%, 2/22/2011	50,000,000	50,001,437
0.52%, 3/22/2011	45,000,000	45,010,960
0.67%, 7/20/2011	31,000,000	31,046,243
Rabobank Nederland NV:
0.52%, 1/21/2011	50,000,000	50,001,385
0.55%, 2/1/2011	97,700,000	97,703,725
Royal Bank of Scotland NV:
0.36%, 1/21/2011	40,000,000	40,000,000
0.36%, 2/17/2011	144,000,000	144,000,000
Skandinaviska Enskilda Banken AB:
0.29%, 1/4/2011	320,000,000	320,000,000
0.3%, 2/4/2011	25,000,000	25,000,000
0.3%, 2/4/2011	121,250,000	121,250,000
Societe Generale:
0.41%, 4/21/2011	125,000,000	125,000,000
0.41%, 4/21/2011	125,000,000	125,000,000
0.41%, 4/26/2011	28,350,000	28,350,000
Standard Chartered Bank, 0.33%, 1/14/2011	150,000,000	150,000,000
Sumitomo Mitsui Banking Corp.:
0.26%, 1/7/2011	150,000,000	150,000,000
0.3%, 1/31/2011	82,000,000	82,000,000
0.3%, 3/3/2011	99,500,000	99,500,000
Svenska Handelsbanken AB, 0.285%, 3/18/2011	50,000,000	50,000,527
Total Certificates of Deposit and Bank Notes (Cost $6,739,670,149)		6,739,670,149

Commercial Paper 26.6%
Issued at Discount**
Abbey National North America LLC:
0.4%, 3/15/2011	60,000,000	59,951,333
0.445%, 2/18/2011	200,000,000	199,881,333
0.455%, 2/1/2011	76,200,000	76,170,144
0.46%, 2/16/2011	95,000,000	94,944,161
Amstel Funding Corp.:
0.34%, 1/4/2011	25,260,000	25,259,284
0.37%, 1/25/2011	50,000,000	49,987,667
Antalis US Funding Corp.:
144A, 0.34%, 1/12/2011	26,000,000	25,997,299
144A, 0.34%, 1/21/2011	37,000,000	36,993,011
Argento Variable Funding:
144A, 0.32%, 2/2/2011	94,000,000	93,973,262
144A, 0.32%, 2/4/2011	30,250,000	30,240,858
144A, 0.33%, 1/28/2011	200,500,000	200,450,376
144A, 0.36%, 2/9/2011	38,500,000	38,484,985
144A, 0.36%, 3/24/2011	29,000,000	28,976,220
144A, 0.37%, 1/20/2011	50,000,000	49,990,236
144A, 0.37%, 2/18/2011	70,000,000	69,965,467
144A, 0.37%, 2/23/2011	55,000,000	54,970,040
144A, 0.37%, 2/24/2011	39,300,000	39,278,189
ASB Finance Ltd.:
0.42%, 3/14/2011	22,000,000	21,981,520
0.501%, 2/9/2011	74,300,000	74,259,754
Banco Bilbao Vizcaya Argentaria SA:
0.48%, 2/28/2011	100,000,000	99,922,667
0.5%, 2/16/2011	35,000,000	34,977,639
0.5%, 2/18/2011	65,400,000	65,356,400
Bank of Nova Scotia, 0.08%, 1/3/2011	75,000,000	74,999,667
BNZ International Funding Ltd.:
144A, 0.44%, 2/17/2011	50,000,000	49,971,278
144A, 0.46%, 1/28/2011	80,000,000	79,972,400
144A, 0.52%, 1/21/2011	98,500,000	98,471,544
BPCE SA, 0.355%, 2/8/2011	100,000,000	99,962,528
Caisse d'Amortissement de la Dette Sociale:
0.25%, 2/7/2011	25,000,000	24,993,576
0.26%, 2/22/2011	45,000,000	44,983,100
0.26%, 3/15/2011	59,000,000	58,968,894
Cancara Asset Securitisation LLC, 144A, 0.3%, 1/18/2011	51,000,000	50,992,775
DnB NOR Bank ASA, 0.26%, 1/18/2011	100,000,000	99,987,722
ENI Coordination Center SA, 0.27%, 2/22/2011	25,000,000	24,990,250
ENI Finance USA, Inc.:
0.22%, 1/5/2011	5,000,000	4,999,878
0.29%, 1/12/2011	6,170,000	6,169,453
Fairway Finance LLC, 144A, 0.25%, 1/19/2011	30,918,000	30,914,135
General Electric Capital Services, Inc.:
0.25%, 2/28/2011	125,000,000	124,949,653
0.25%, 3/14/2011	135,000,000	134,932,500
0.31%, 3/21/2011	100,000,000	99,931,972
Grampian Funding LLC:
144A, 0.3%, 1/24/2011	18,000,000	17,996,550
144A, 0.34%, 1/10/2011	34,000,000	33,997,110
0.363%, 3/1/2011	82,000,000	81,951,620
144A, 0.37%, 2/17/2011	96,850,000	96,803,216
144A, 0.37%, 2/18/2011	80,000,000	79,960,533
144A, 0.37%, 2/25/2011	68,912,000	68,873,046
144A, 0.37%, 3/1/2011	208,000,000	207,873,871
144A, 0.37%, 3/10/2011	28,000,000	27,980,431
Hannover Funding Co., LLC:
0.35%, 1/10/2011	25,000,000	24,997,813
0.38%, 1/18/2011	47,860,000	47,851,638
0.45%, 2/15/2011	75,000,000	74,957,813
Johnson & Johnson:
144A, 0.18%, 1/18/2011	48,200,000	48,195,903
144A, 0.19%, 3/22/2011	100,000,000	99,957,778
144A, 0.2%, 4/19/2011	140,000,000	139,916,000
144A, 0.21%, 4/14/2011	100,000,000	99,939,917
144A, 0.21%, 5/27/2011	200,000,000	199,829,667
144A, 0.22%, 4/14/2011	200,000,000	199,874,111
144A, 0.23%, 8/5/2011	50,000,000	49,931,000
144A, 0.23%, 8/8/2011	50,000,000	49,930,042
144A, 0.25%, 1/20/2011	14,000,000	13,998,153
144A, 0.28%, 9/2/2011	200,000,000	199,620,444
JPMorgan Chase & Co., 0.01%, 1/3/2011	88,834,000	88,833,951
Kreditanstalt fuer Wiederaufbau:
144A, 0.23%, 2/15/2011	49,200,000	49,185,855
144A, 0.23%, 3/21/2011	1,500,000	1,499,243
144A, 0.245%, 2/24/2011	130,000,000	129,952,225
LMA Americas LLC, 144A, 0.3%, 2/15/2011	41,000,000	40,984,625
Natixis US Finance Co., LLC:
0.34%, 3/9/2011	55,000,000	54,965,197
0.36%, 3/9/2011	50,000,000	49,966,500
New York Life Capital Corp., 144A, 0.24%, 1/28/2011	25,500,000	25,495,410
Nieuw Amsterdam Receivables Corp.:
144A, 0.27%, 1/6/2011	75,500,000	75,497,169
144A, 0.27%, 1/7/2011	100,000,000	99,995,500
144A, 0.27%, 1/13/2011	56,686,000	56,680,898
144A, 0.29%, 1/4/2011	83,998,000	83,995,970
Nordea North America, Inc., 0.49%, 1/20/2011	195,000,000	194,949,571
NRW.Bank:
0.27%, 1/4/2011	129,950,000	129,947,076
0.32%, 3/8/2011	60,000,000	59,964,800
0.345%, 4/12/2011	143,000,000	142,861,588
0.41%, 2/8/2011	25,000,000	24,989,181
0.43%, 3/31/2011	64,250,000	64,181,699
Oesterreichische Kontrollbank AG, 0.245%, 2/28/2011	30,000,000	29,988,158
PepsiCo, Inc.:
0.18%, 1/26/2011	25,000,000	24,996,875
0.18%, 2/7/2011	11,500,000	11,497,873
0.19%, 2/25/2011	100,000,000	99,970,972
0.19%, 3/3/2011	300,000,000	299,903,417
0.21%, 1/21/2011	50,000,000	49,994,167
Procter & Gamble Co.:
0.22%, 1/7/2011	100,000,000	99,996,333
0.22%, 2/8/2011	50,000,000	49,988,389
0.23%, 2/3/2011	100,000,000	99,978,917
0.23%, 2/10/2011	50,000,000	49,987,222
0.24%, 2/9/2011	50,000,000	49,987,000
0.24%, 5/13/2011	100,000,000	99,912,000
0.25%, 4/26/2011	50,000,000	49,960,069
0.27%, 1/14/2011	44,000,000	43,995,710
0.27%, 1/18/2011	100,000,000	99,987,250
Procter & Gamble International Funding SCA, 144A, 0.18%, 1/14/2011	25,000,000	24,998,375
Romulus Funding Corp.:
144A, 0.32%, 1/19/2011	23,000,000	22,996,320
144A, 0.36%, 1/13/2011	40,000,000	39,995,200
Santander Central Hispano Finance Delaware, Inc.:
0.5%, 3/11/2011	48,650,000	48,603,377
0.58%, 2/23/2011	100,000,000	99,914,611
Scaldis Capital LLC, 0.28%, 1/4/2011	25,000,000	24,999,417
Shell International Finance BV:
0.345%, 7/5/2011	98,100,000	97,926,077
0.4%, 2/25/2011	50,000,000	49,969,444
0.45%, 1/5/2011	48,500,000	48,497,575
0.5%, 2/4/2011	80,400,000	80,362,033
Skandinaviska Enskilda Banken AB, 0.22%, 1/10/2011	5,000,000	4,999,725
Societe de Prise de Participation de l'Etat:
144A, 0.24%, 2/24/2011	30,000,000	29,989,200
144A, 0.245%, 2/24/2011	75,000,000	74,972,438
Societe Generale North America, Inc., 0.33%, 2/1/2011	125,890,000	125,854,226
Standard Chartered Bank:
0.3%, 2/22/2011	104,300,000	104,254,803
0.33%, 1/13/2011	81,000,000	80,991,090
Starbird Funding Corp.:
144A, 0.27%, 1/12/2011	25,000,000	24,997,938
144A, 0.27%, 1/21/2011	50,000,000	49,992,500
Straight-A Funding LLC:
144A, 0.25%, 1/4/2011	45,000,000	44,999,063
144A, 0.25%, 2/2/2011	110,000,000	109,975,556
144A, 0.25%, 2/11/2011	50,476,000	50,461,628
144A, 0.25%, 2/17/2011	48,200,000	48,184,268
144A, 0.25%, 3/11/2011	37,151,000	37,133,198
144A, 0.26%, 2/1/2011	293,000,000	292,934,401
Swedbank AB, 0.31%, 1/5/2011	71,850,000	71,847,525
Swedish Housing Finance Corp.:
144A, 0.38%, 2/1/2011	25,000,000	24,991,819
144A, 0.39%, 1/31/2011	50,000,000	49,983,750
144A, 0.39%, 2/2/2011	50,000,000	49,982,667
144A, 0.4%, 1/20/2011	50,000,000	49,989,444
Tasman Funding, Inc., 144A, 0.28%, 1/6/2011	34,048,000	34,046,676
Toyota Credit Canada, Inc.:
0.27%, 3/2/2011	50,000,000	49,977,500
0.34%, 2/10/2011	50,000,000	49,981,111
Toyota Motor Credit Corp., 0.26%, 1/26/2011	50,000,000	49,990,972
Victory Receivables Corp.:
144A, 0.27%, 2/2/2011	41,337,000	41,327,079
144A, 0.28%, 1/6/2011	32,500,000	32,498,736
144A, 0.28%, 1/10/2011	30,000,000	29,997,900
White Point Funding, Inc., 144A, 0.6%, 2/7/2011	14,500,000	14,491,058
Total Commercial Paper (Cost $9,147,839,336)		9,147,839,336

Government & Agency Obligations 10.5%
Foreign Government Obligation 0.3%
Kingdom of Denmark, 2.75%, 11/15/2011	88,200,000	89,969,156
Other Government Related (a) 1.4%
European Investment Bank:
0.23%, 2/16/2011	19,200,000	19,194,357
0.41%, 3/25/2011	200,000,000	199,815,555
International Bank for Reconstruction & Development:
0.17%**, 3/1/2011	250,000,000	249,930,347
0.312%*, 7/13/2011	6,500,000	6,501,058
0.478%*, 3/4/2011	5,500,000	5,502,224
JPMorgan Chase & Co., FDIC Guaranteed, 0.364%*, 2/23/2011	15,075,000	15,078,648
		496,022,189
US Government Sponsored Agencies 2.9%
Federal Farm Credit Bank, 0.24%, 11/2/2011	60,000,000	59,997,493
Federal Home Loan Bank:
0.077%**, 1/7/2011	556,000	555,992
0.158%**, 3/7/2011	40,000,000	39,988,444
0.191%*, 5/25/2011	50,000,000	49,992,014
0.25%, 10/28/2011	42,000,000	41,997,145
0.26%, 11/23/2011	28,000,000	27,991,497
0.26%, 11/29/2011	27,055,000	27,051,725
0.269%**, 9/12/2011	18,000,000	17,965,710
0.3%, 10/28/2011	175,000,000	174,982,021
0.3%, 11/23/2011	100,000,000	99,995,534
0.52%, 4/12/2011	22,500,000	22,500,000
Federal Home Loan Mortgage Corp.:
0.152%**, 2/25/2011	40,000,000	39,990,528
0.217%**, 3/9/2011	150,000,000	149,938,583
0.228%**, 1/18/2011	35,000,000	34,996,033
Federal National Mortgage Association:
0.161%*, 7/27/2011	33,800,000	33,787,342
0.227%**, 1/19/2011	40,000,000	39,995,200
0.284%**, 1/18/2011	87,500,000	87,487,604
0.485%**, 4/7/2011	3,235,000	3,230,773
5.5%, 3/15/2011	33,050,000	33,377,501
		985,821,139
US Treasury Obligations 5.9%
US Treasury Bills:
0.04%**, 1/27/2011	25,000,000	24,999,278
0.055%**, 1/27/2011	3,240,000	3,239,871
0.06%**, 1/20/2011	439,000	438,986
0.065%**, 2/10/2011	18,388,000	18,386,672
0.085%**, 2/17/2011	18,237,000	18,234,976
0.1%**, 2/24/2011	220,000	219,967
0.105%**, 2/24/2011	36,000,000	35,994,330
0.11%**, 3/10/2011	3,495,000	3,494,274
0.115%**, 2/3/2011	3,209,000	3,208,662
0.115%**, 3/17/2011	5,000,000	4,998,802
0.115%**, 4/7/2011	10,000,000	9,996,933
0.117%**, 1/20/2011	1,015,000	1,014,938
0.12%**, 2/10/2011	938,000	937,875
0.12%**, 2/17/2011	4,855,000	4,854,239
0.125%**, 1/13/2011	490,000	489,980
0.125%**, 1/20/2011	245,000	244,984
0.127%**, 1/27/2011	5,000,000	4,999,549
0.13%**, 1/6/2011	942,000	941,983
0.13%**, 1/20/2011	2,751,000	2,750,811
0.13%**, 1/27/2011	9,000,000	8,999,155
0.13%**, 3/24/2011	940,000	939,722
0.135%**, 1/13/2011	485,000	484,978
0.135%**, 2/3/2011	3,500,000	3,499,567
0.135%**, 3/10/2011	1,647,000	1,646,580
0.137%**, 1/20/2011	698,000	697,950
0.137%**, 2/24/2011	9,257,000	9,255,125
0.14%**, 1/27/2011	2,500,000	2,499,747
0.14%**, 5/5/2011	5,955,000	5,952,128
0.145%**, 3/3/2011	6,128,000	6,126,494
0.145%**, 4/21/2011	1,141,000	1,140,495
0.149%**, 1/6/2011	58,500,000	58,498,781
0.15%**, 1/27/2011	2,005,000	2,004,783
0.155%**, 1/13/2011	2,000,000	1,999,897
0.157%**, 1/13/2011	41,016,000	41,013,881
0.165%**, 3/3/2011	989,000	988,724
0.172%**, 1/6/2011	66,981,000	66,979,395
0.18%**, 2/17/2011	95,000,000	94,977,675
0.185%**, 1/6/2011	3,621,000	3,620,907
0.205%**, 9/22/2011	77,546,000	77,429,423
0.208%**, 10/20/2011	82,500,000	82,362,821
0.216%**, 10/20/2011	180,000,000	179,689,750
0.217%**, 10/20/2011	98,500,000	98,326,230
0.218%**, 10/20/2011	100,000,000	99,825,611
0.252%**, 11/17/2011	300,000,000	299,326,667
0.267%**, 11/17/2011	200,000,000	199,524,445
US Treasury Notes:
0.875%, 2/28/2011	45,000,000	45,050,548
1.0%, 9/30/2011	117,000,000	117,631,460
1.0%, 10/31/2011	84,000,000	84,524,509
1.75%, 11/15/2011	85,000,000	86,109,186
4.5%, 2/28/2011	14,850,000	14,946,836
4.5%, 9/30/2011	100,000,000	103,137,584
4.625%, 8/31/2011	85,000,000	87,445,834
		2,026,103,998
Total Government & Agency Obligations (Cost $3,597,916,482)		3,597,916,482

Short-Term Notes* 13.9%
Abbey National Treasury Services PLC:
0.439%, 3/7/2011	50,000,000	50,000,000
0.59%, 11/2/2011	228,000,000	228,000,000
ASB Finance Ltd., 144A, 0.38%, 1/14/2011	50,000,000	50,000,180
Australia & New Zealand Banking Group Ltd., 144A, 0.43%, 1/20/2012	72,000,000	72,000,000
Bank of Nova Scotia:
0.37%, 9/12/2011	104,450,000	104,450,000
0.45%, 12/8/2011	85,000,000	85,000,000
Barclays Bank PLC:
144A, 0.415%, 2/7/2011	100,000,000	100,000,000
0.58%, 7/19/2011	166,000,000	166,000,000
0.66%, 4/21/2011	240,000,000	240,000,000
Bayerische Landesbank, 0.32%, 1/24/2012	40,000,000	40,000,000
Canadian Imperial Bank of Commerce:
0.28%, 5/12/2011	138,600,000	138,600,000
0.29%, 4/26/2011	140,000,000	140,000,000
0.3%, 8/8/2011	163,000,000	163,000,000
0.46%, 4/26/2011	199,850,000	199,850,000
Dexia Credit Local, 1.689%, 4/18/2011	115,000,000	115,003,572
DnB NOR Bank ASA, 144A, 0.295%, 4/26/2011	158,500,000	158,500,000
General Electric Capital Corp., 0.338%, 1/26/2011	17,238,000	17,239,418
International Business Machines Corp., 0.868%, 7/28/2011	33,980,000	34,105,170
Intesa Sanpaolo SpA, 0.37%, 10/27/2011	120,000,000	120,000,000
JPMorgan Chase Bank NA, 0.26%, 5/31/2011	191,200,000	191,200,000
Kreditanstalt fuer Wiederaufbau, 0.575%, 3/2/2011	7,860,000	7,864,410
National Australia Bank Ltd.:
144A, 0.29%, 1/27/2011	160,000,000	160,000,000
0.322%, 6/10/2011	200,000,000	200,000,000
Rabobank Nederland NV:
0.262%, 3/11/2011	50,000,000	50,000,000
0.305%, 8/8/2011	238,200,000	238,200,000
0.32%, 4/26/2011	100,000,000	100,000,000
144A, 0.354%, 12/16/2011	75,000,000	75,000,000
144A, 1.79%, 4/7/2011	278,000,000	278,000,000
Royal Bank of Canada:
0.214%, 5/13/2011	100,000,000	100,000,000
0.26%, 2/24/2011	50,000,000	50,000,000
0.262%, 3/10/2011	100,000,000	100,000,000
0.262%, 3/14/2011	50,000,000	50,000,000
0.41%, 8/12/2011	115,000,000	115,000,000
0.702%, 6/23/2011	12,210,000	12,233,567
0.938%, 7/29/2011	2,000,000	2,007,824
Societe Generale:
0.42%, 4/21/2011	78,350,000	78,350,000
0.42%, 5/19/2011	147,800,000	147,800,000
Svenska Handelsbanken AB, 144A, 0.39%, 11/9/2011	19,000,000	19,000,000
Toronto-Dominion Bank, 0.265%, 2/4/2011	208,000,000	208,000,000
Westpac Banking Corp.:
0.289%, 4/14/2011	65,000,000	65,000,000
0.3%, 1/10/2011	130,000,000	130,000,000
0.39%, 11/21/2011	100,000,000	100,000,000
0.46%, 1/10/2012	85,000,000	85,000,000
Total Short-Term Notes (Cost $4,784,404,141)		4,784,404,141

Time Deposits 18.9%
Calyon, 0.13%, 1/3/2011	400,000,000	400,000,000
Canadian Imperial Bank of Commerce, 0.04%, 1/3/2011	450,000,000	450,000,000
Citibank NA:
0.15%, 1/3/2011	90,982,792	90,982,792
0.23%, 1/6/2011	500,000,000	500,000,000
Credit Suisse:
0.15%, 1/3/2011	900,000,000	900,000,000
0.23%, 1/3/2011	500,000,000	500,000,000
HSBC Bank PLC, 0.2%, 1/3/2011	200,000,000	200,000,000
JPMorgan Chase Bank NA, 0.01%, 1/3/2011	1,098,000,000	1,098,000,000
National Australia Bank Ltd., 0.02%, 1/3/2011	250,000,000	250,000,000
Nordea Bank Finland PLC, 0.18%, 1/3/2011	500,000,000	500,000,000
UBS AG:
0.08%, 1/3/2011	600,000,000	600,000,000
0.23%, 1/3/2011	500,000,000	500,000,000
Wells Fargo Bank NA, 0.01%, 1/3/2011	509,000,000	509,000,000
Total Time Deposits (Cost $6,497,982,792)		6,497,982,792

Municipal Bonds and Notes 10.5%
Alachua County, FL, Health Facilities Authority, Continuing Care, Oak Hammock University of Florida Project, Series A, 0.34%***, 10/1/2032, LOC: Bank of Scotland	21,360,000	21,360,000
Albemarle County, VA, Economic Development Authority, Hospital Revenue, Martha Jefferson Hospital, Series B, 0.32%***, 10/1/2048, LOC: Branch Banking & Trust	6,000,000	6,000,000
Allegheny County, PA, Industrial Development Authority Revenue, UPMC Children's Hospital, Series A, 0.33%***, 10/1/2032, LOC: Bank of America NA	21,050,000	21,050,000
Arizona, Health Facilities Authority Revenue, Banner Health System, Series B, 0.32%***, 1/1/2035, LOC: Scotiabank	13,460,000	13,460,000
California, ABAG Finance Authority for Non-Profit Corporations, Multi-Family Housing Revenue, Crossing Apartments, Series A, AMT, 0.31%***, 12/15/2037, LIQ: Fannie Mae	5,000,000	5,000,000
California, Bay Area Toll Authority, Toll Bridge Revenue:
Series A-1, 144A, 0.28%***, 4/1/2047, LOC: Bank of America NA	21,000,000	21,000,000
Series A-2, 0.28%***, 4/1/2047, LOC: Union Bank NA	20,500,000	20,500,000
Series D-2, 0.29%***, 4/1/2047, LOC: JPMorgan Chase Bank	39,200,000	39,200,000
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series D-1, 0.28%***, 4/1/2045, LOC: Lloyds TSB Bank PLC	10,500,000	10,500,000
Series C-1, 0.3%***, 4/1/2047, LOC: JPMorgan Chase Bank	48,750,000	48,750,000
Series E-3, 0.3%***, 4/1/2047, LOC: Bank of America NA	25,000,000	25,000,000
California, Housing Finance Agency Revenue, Series A, AMT, 0.3%***, 8/1/2035, LOC: Fannie Mae & Freddie Mac	9,520,000	9,520,000
California, Housing Finance Agency Revenue, Home Mortgage, Series D, 144A, AMT, 0.33%***, 2/1/2040, LOC: Fannie Mae & Freddie Mac	29,325,000	29,325,000
California, Infrastructure & Economic Development Bank Revenue, California Academy, Series B, 0.26%***, 9/1/2038, LOC: Wells Fargo Bank NA	12,000,000	12,000,000
California, Municipal Finance Authority Revenue, Chevron USA, Inc., Recovery Zone Bonds, Series A, 0.27%***, 11/1/2035, GTY: Chevron Corp.	40,000,000	40,000,000
California, State General Obligation, Series B-1, 0.3%***, 5/1/2040, LOC: Bank of America NA	20,000,000	20,000,000
California, State Kindergarten, Series A-3, 0.3%***, 5/1/2034, LOC: State Street Bank & Trust Co. & California State Teacher's Retirement System	7,600,000	7,600,000
Carroll County, KY, Environmental Facilities Revenue, Kentucky Utilities Co. Project:
Series A, AMT, 0.33%***, 10/1/2034, LOC: Wells Fargo Bank NA	10,000,000	10,000,000
Series B, AMT, 0.34%***, 10/1/2034, LOC: Wells Fargo Bank NA	12,500,000	12,500,000
Chicago, IL, Midway Airport Revenue:
Series B, AMT, 0.31%***, 1/1/2029, LOC: JPMorgan Chase Bank	17,500,000	17,500,000
Series A-1, 0.35%***, 1/1/2021, LOC: Morgan Stanley Bank (b)	22,000,000	22,000,000
Clark County, NV, Passenger Facility Charge Revenue, McCarran International Airport, Series F-2, 0.3%***, 7/1/2022, LOC: Union Bank NA	18,000,000	18,000,000
Cleveland-Cuyahoga County, OH, Port Authority Revenue, Carnegie/89th Garage Project, 0.3%***, 1/1/2037, LOC: JPMorgan Chase Bank	18,125,000	18,125,000
Cohoes, NY, Industrial Development Agency, Urban Cultural Park Facility Revenue, Eddy Cohoes Project, 0.29%***, 12/1/2033, LOC: Bank of America NA	18,000,000	18,000,000
Colorado, Centerra Metropolitan District No. 1 Revenue, 0.32%***, 12/1/2029, LOC: US Bank NA	12,000,000	12,000,000
Colorado, Educational & Cultural Facilities Authority Revenue, Fremont Christian School Project, 0.29%***, 6/1/2038, LOC: US Bank NA	10,000,000	10,000,000
Colorado, Health Facilities Authority Revenue, Fraiser Meadows Community Project, 0.31%***, 6/1/2038, LOC: JPMorgan Chase Bank	14,000,000	14,000,000
Colorado, Housing & Finance Authority, Series I-A1, 144A, 0.28%***, 10/1/2036, LIQ: Barclays Bank PLC	21,000,000	21,000,000
Colorado, Housing & Finance Authority, Single Family Program, Series I-A1, 0.5%***, 11/1/2034, SPA: Dexia Credit Local	13,135,000	13,135,000
Colorado, Housing Finance Authority, Single Family Mortgage Revenue:
"I", Series A-2, 0.28%***, 5/1/2038, LOC: Fannie Mae & Freddie Mac	26,780,000	26,780,000
"I", Series B-1, 0.28%***, 5/1/2038, LOC: Fannie Mae & Freddie Mac	38,870,000	38,870,000
Colorado, Meridian Village Metropolitan, RBC Municipal Products, Inc. Trust, Series C-11, 144A, 0.34%***, 12/1/2031, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	12,000,000	12,000,000
Colorado Springs, CO, Utilities Revenue, Series C, 0.33%***, 11/1/2040, SPA: JPMorgan Chase Bank	18,500,000	18,500,000
Contra Costa County, CA, Multi-Family Housing Revenue, Creekview Apartments, Series B, 144A, AMT, 0.32%***, 7/1/2036, INS: Freddie Mac, LIQ: Freddie Mac	6,000,000	6,000,000
District of Columbia, University Revenue, Wells Fargo Stage Trust, Series 57C, 144A, 0.33%***, 4/1/2034, GTY: Wells Fargo & Co., LIQ: Wells Fargo & Co.	24,995,000	24,995,000
District of Columbia, Washington Metropolitan Airport Authority Systems, Series C-1, 144A, AMT, 0.31%***, 10/1/2033, LOC: Barclays Bank PLC	66,750,000	66,750,000
Erie County, PA, Hospital Authority, Health Facilities Revenue, St. Mary's Home Erie Project, Series A, 0.35%***, 7/1/2038, LOC: Bank of America NA	8,200,000	8,200,000
Florida, Development Finance Corp., Enterprise Board Industrial Development Program, Out of Door Academy, 0.33%***, 7/1/2038, LOC: Northern Trust Co.	13,210,000	13,210,000
Florida, Gulf Coast University Financing Corp., Capital Improvement Revenue, Housing Project, Series A, 0.31%***, 2/1/2038, LOC: Bank of America NA	17,665,000	17,665,000
Florida, Halifax Hospital Medical Center Revenue, 0.33%***, 6/1/2048, LOC: JPMorgan Chase & Co.	35,000,000	35,000,000
Florida, Housing Finance Corp., Multi-Family Revenue, Victoria Park, Series J-1, 0.32%***, 10/15/2032, INS: Fannie Mae, LIQ: Fannie Mae	8,920,000	8,920,000
Florida, Lee Memorial Heath Systems Hospital Revenue, Series B, 0.36%***, 4/1/2033, LOC: Bank of America NA	17,500,000	17,500,000
Florida, State Board of Education, Series T30005-II, 144A, 0.31%***, 6/1/2027, LIQ: Citibank NA	13,285,000	13,285,000
Fremont, CA, Certificates of Participation, 0.33%***, 8/1/2038, LOC: US Bank NA	23,960,000	23,960,000
Georgia, Private Colleges & Universities Authority Revenue, Emory University, Series B-2, 0.27%***, 9/1/2035	21,035,000	21,035,000
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Hermann Hospital System, Series D-3, 0.33%***, 6/1/2029, LOC: Bank of America NA	8,000,000	8,000,000
Harris County, TX, Cultural Education Facilities Finance Corp., Special Facilities Revenue, Texas Medical Center, Series B-2, 0.28%***, 9/1/2031, LOC: JPMorgan Chase & Co.	14,900,000	14,900,000
Harris County, TX, Tax Anticipation Notes, 2.0%, 2/28/2011	45,000,000	45,123,015
Hawaii, Pacific Health Special Purpose Revenue, Department of Budget & Finance, Series B, 0.33%***, 7/1/2033, INS: Radian, LOC: Bank of Nova Scotia	10,000,000	10,000,000
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Hospital, Series D, 0.33%***, 11/15/2037, LOC: Bank of America NA	31,410,000	31,410,000
Houston, TX, RBC Municipal Products, Inc. Trust Certificates, Utility Systems Revenue, Series E-14, 144A, 0.34%***, 5/15/2034, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	24,070,000	24,070,000
Idaho, Health Facilities Authority Revenue, St. Luke's Health Systems Project, Series A, 0.33%***, 11/1/2043, LOC: Wells Fargo Bank NA	10,000,000	10,000,000
Illinois, Development Finance Authority Revenue, Chicago Symphony Project, 0.31%***, 12/1/2033, LOC: Bank One NA	11,000,000	11,000,000
Illinois, Educational Facilities Authority Revenues, Field Museum of Natural History, 144A, 0.31%***, 11/1/2032, LOC: Bank of America NA	16,500,000	16,500,000
Illinois, Finance Authority Revenue:
0.32%, 1/10/2011	20,000,000	20,000,000
"A", 144A, 0.34%***, 12/1/2042, LIQ: Citibank NA	3,120,000	3,120,000
Illinois, Finance Authority Revenue, Rehabilitation Institute of Chicago, Series A, 0.3%***, 4/1/2039, LOC: JPMorgan Chase Bank	13,165,000	13,165,000
Illinois, Finance Authority Revenue, University of Chicago Medical Center, Series A, 0.33%***, 8/1/2044, LOC: Bank of America NA	9,250,000	9,250,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Republic Services, Inc., 0.28%***, 11/1/2035, LOC: JPMorgan Chase Bank	9,150,000	9,150,000
Indiana, State Finance Authority Revenue, Ascension Health Credit Group, Series E-7, 144A, 0.29%***, 11/15/2033	23,600,000	23,600,000
Indiana, State Finance Authority, Environmental Revenue, Duke Energy Indiana, Inc. Project, Series A-5, 0.28%***, 10/1/2040, LOC: Bank of America NA	16,200,000	16,200,000
Johnson City, TN, Health & Educational Facilities Board Hospital Revenue, Series B-3, 0.41%***, 7/1/2033, LOC: Mizuho Corporate Bank	15,000,000	15,000,000
Kansas, State Department of Transportation Highway Revenue:
Series C-3, 0.27%***, 9/1/2019, SPA: JPMorgan Chase Bank	18,100,000	18,100,000
Series A-2, 0.3%***, 9/1/2014, SPA: US Bank NA	18,000,000	18,000,000
Series A-5, 0.3%***, 9/1/2015, SPA: US Bank NA	21,150,000	21,150,000
Series C-2, 0.3%***, 9/1/2022, SPA: JPMorgan Chase Bank	10,000,000	10,000,000
Series C-3, 0.3%***, 9/1/2023, SPA: JPMorgan Chase Bank	7,000,000	7,000,000
Kansas City, MO, Industrial Development Authority, Student Housing Facillities Revenue, Oak Street West Student, 144A, 0.31%***, 8/1/2038, LOC: Bank of America NA	27,775,000	27,775,000
Kansas City, MO, Special Obligation, H. Roe Bartle Scout Reservation, Series E, 0.32%***, 4/15/2034, LOC: Bank of America NA	23,900,000	23,900,000
Lincoln County, WY, Pollution Control Revenue, Pacificorp Project, 0.33%***, 1/1/2016, LOC: Wells Fargo Bank NA	11,250,000	11,250,000
Los Angeles County, CA, Multi-Family Housing Authority Revenue, Canyon Country Villas Project, Series H, 0.39%***, 12/1/2032, INS: Freddie Mac, LIQ: Freddie Mac	9,700,000	9,700,000
Los Angeles, CA, Unified School District, Certificates of Participation, Administration Building Project, Series A, 0.35%***, 10/1/2024, LOC: Bank of America NA	7,085,000	7,085,000
Maine, State Housing Authority, Mortgage Purchase Revenue, Series D, AMT, 0.36%***, 11/15/2042, SPA: KBC Bank NV	10,000,000	10,000,000
Maryland, State Health & Higher Educational Facilities Authority Revenue, Charlestown Community, Inc., Series A, 0.34%***, 1/1/2028, LOC: Bank of America NA	25,000,000	25,000,000
Maryland, State Health & Higher Educational Facilities Authority Revenue, Upper Chesapeake Hospital, Series B, 0.33%***, 1/1/2043, LOC: Branch Banking & Trust	17,605,000	17,605,000
Massachusetts Bay Transportation Authority, 0.35%, 1/20/2011	43,000,000	43,000,000
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Contract Assistance:
Series A-1, 0.27%***, 1/1/2029, SPA: TD Bank NA	28,900,000	28,900,000
Series A-3, 0.33%***, 1/1/2039, LOC: Bank of America NA	38,845,000	38,845,000
Massachusetts, State Development Finance Agency Revenue, Clark University, 0.28%***, 10/1/2038, LOC: TD Bank NA	4,725,000	4,725,000
Massachusetts, State Development Finance Agency Revenue, The Fay School, Inc., 0.32%***, 4/1/2038, LOC: TD Bank NA	5,400,000	5,400,000
Massachusetts, State Development Finance Agency Revenue, Wentworth Institute of Technology, 0.32%***, 10/1/2030, LOC: RBS Citizens NA	25,155,000	25,155,000
Massachusetts, State General Obligation:
Series B, 0.34%***, 3/1/2026, SPA: Bank of America NA	8,400,000	8,400,000
Series A, 0.39%***, 9/1/2016, SPA: JPMorgan Chase Bank	26,945,000	26,945,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Hillcrest Extended Care Services, Inc., Series A, 0.42%***, 10/1/2026, LOC: Bank of America NA	6,685,000	6,685,000
Michigan, Finance Authority, School Loan:
Series B, 0.32%***, 9/1/2050, LOC: PNC Bank NA	25,000,000	25,000,000
Series C, 0.34%***, 9/1/2050, LOC: Bank of Montreal	21,000,000	21,000,000
Minnesota, State Housing Finance Agency, Residential Housing:
Series J, AMT, 0.35%***, 7/1/2033, SPA: Lloyds TSB Bank PLC	7,860,000	7,860,000
Series C, AMT, 0.35%***, 1/1/2037, SPA: State Street Bank & Trust Co.	18,170,000	18,170,000
Minnesota, State Housing Finance Agency, Residential Housing Finance, Series M, AMT, 0.35%***, 1/1/2036, SPA: Lloyds TSB Bank PLC	8,060,000	8,060,000
Mississippi, Business Finance Corp., Gulf Opportunity Zone, Chevron USA, Inc., Series B, 0.29%***, 12/1/2030, GTY: Chevron Corp.	20,000,000	20,000,000
Mississippi, Business Finance Corp., Gulf Opportunity Zone, SG Resources Mississippi LLC Project, 144A, 0.32%***, 8/1/2035, LOC: SunTrust Bank	20,000,000	20,000,000
Monroe County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp., Series B, 0.3%***, 1/1/2036, LOC: JPMorgan Chase Bank	10,330,000	10,330,000
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, 0.36%***, 7/1/2038, LOC: Bank of America NA	16,140,000	16,140,000
Nashville & Davidson County, TN, Metropolitan Government, Health & Educational Facilities Board Revenue, Vanderbilt University, Series A, 0.3%***, 10/1/2030	24,150,000	24,150,000
New Jersey, Health Care Facilities Financing Authority Revenue, Southern Ocean County Hospital, 144A, 0.28%***, 7/1/2036, LOC: Wells Fargo Bank NA	5,245,000	5,245,000
New Jersey, Health Care Facilities, Financing Authority Revenue, Princeton Health Care, Series B, 0.29%***, 7/1/2041, LOC: TD Bank NA	8,630,000	8,630,000
New Jersey, State Educational Facilities Authority Revenue, Seton Hall University, Series D, 0.28%***, 7/1/2037, LOC: TD Bank NA	7,400,000	7,400,000
New Jersey, State Transportation Trust Fund Authority, Transportation Systems, Series D, 0.3%***, 6/15/2032, LOC: Sumitomo Mitsui Banking	23,000,000	23,000,000
New Mexico, Educational Assistance Foundation, Series A-1, AMT, 0.35%***, 4/1/2034, LOC: Royal Bank of Canada	10,000,000	10,000,000
New York, Metropolitan Transportation Authority, 0.28%, 2/2/2011	20,000,000	20,000,000
New York, State Dormitory Authority Revenues, Non-State Supported Debt, St. John's University, Series B-2, 0.35%***, 7/1/2037, LOC: Bank of America NA	32,000,000	32,000,000
New York, State Dormitory Authority Revenues, Secondary Issues:
Series T30003-II, 144A, 0.31%***, 2/15/2022, LIQ: Citibank NA	14,125,000	14,125,000
Series R-12121, 0.34%***, 4/1/2015, LIQ: Citibank NA	15,830,000	15,830,000
New York, State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York, Inc.:
Series A-1, 144A, 0.28%***, 5/1/2039, LOC: Mizuho Corporate Bank	22,800,000	22,800,000
Series A-2, 144A, 0.3%***, 5/1/2039, LOC: Mizuho Corporate Bank	21,100,000	21,100,000
Series C-1, AMT, 0.3%***, 11/1/2039, LOC: Mizuho Corporate Bank	11,200,000	11,200,000
Series C-3, 144A, AMT, 0.31%***, 11/1/2039, LOC: Mizuho Corporate Bank	27,000,000	27,000,000
New York, State Housing Finance Agency Revenue, 100 Maiden Lane Properties, Series A, 0.3%***, 5/15/2037, INS: Fannie Mae, LIQ: Fannie Mae	29,660,000	29,660,000
New York, State Housing Finance Agency Revenue, 316 Eleventh Avenue Housing, Series A, AMT, 0.3%***, 5/15/2041, INS: Fannie Mae, LIQ: Fannie Mae	48,500,000	48,500,000
New York, State Housing Finance Agency Revenue, Capitol Green Apartments, Series A, AMT, 0.33%***, 5/15/2036, INS: Fannie Mae, LIQ: Fannie Mae	4,700,000	4,700,000
New York, State Housing Finance Agency Revenue, Helena Housing, Series A, AMT, 0.36%***, 5/15/2036, LIQ: Fannie Mae	51,150,000	51,150,000
New York, State Housing Finance Agency Revenue, Historic Front Street, Series A, 0.3%***, 11/1/2036, LOC: Landesbank Hessen-Thuringen	7,800,000	7,800,000
New York, State Housing Finance Agency Revenue, Rip Van Winkle House LLC, Series A, 144A, AMT, 0.33%***, 11/1/2034, INS: Freddie Mac, LIQ: Freddie Mac	7,400,000	7,400,000
New York, State Housing Finance Agency Revenue, West 38 Street, Series A, AMT, 0.3%***, 5/15/2033, INS: Fannie Mae, LIQ: Fannie Mae	9,620,000	9,620,000
New York, State Housing Finance Agency, Affordable Housing Revenue, Clinton Park Housing, Series A, 0.3%***, 11/1/2044, LOC: Wells Fargo Bank NA	23,000,000	23,000,000
New York, Triborough Bridge & Tunnel Authority Revenues, Series C, 144A, 0.29%***, 1/1/2032, SPA: JPMorgan Chase Bank	86,590,000	86,590,000
New York, Triborough Bridge & Tunnel Authority Revenues, Wells Fargo Stage Trust, Series 11C, 144A, 0.33%***, 11/15/2037, SPA: Wells Fargo & Co.	14,000,000	14,000,000
New York City, NY, Health & Hospital Corp. Revenue, Health Systems, Series C, 0.28%***, 2/15/2031, LOC: TD Bank NA	15,420,000	15,420,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series F-2, 0.3%***, 6/15/2033, SPA: JPMorgan Chase Bank	18,000,000	18,000,000
New York City, NY, Transitional Finance Authority, NYC Recovery, Series 3-E, 0.33%***, 11/1/2022, SPA: Landesbank Baden-Wurttemburg	34,000,000	34,000,000
New York, NY, General Obligation:
Series G-4, 0.25%***, 3/1/2039, LIQ: Barclays Bank PLC	123,000,000	123,000,000
Series C-4, 0.28%***, 8/1/2020, LOC: Bank of Tokyo-Mitsubishi UFJ	45,000,000	45,000,000
Series C-3A, 0.3%***, 8/1/2020, LIQ: Bank of Nova Scotia	52,000,000	52,000,000
Series C-3B, 0.3%***, 8/1/2020, LIQ: Lloyds TSB Bank PLC	27,000,000	27,000,000
Series A-6, 144A, 0.3%***, 8/1/2031, LOC: Landesbank Baden-Wurttemberg	26,965,000	26,965,432
Series H-2, 0.31%***, 8/1/2014, INS: NATL, SPA: Wachovia Bank NA	13,100,000	13,100,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Forsyth Country Day School, 0.35%***, 12/1/2031, LOC: Branch Banking & Trust	12,460,000	12,460,000
North Carolina, Medical Care Commission, Health Care Facilities Revenue, Lenoir Memorial Hospital Project, 144A, 0.35%***, 4/1/2036, LOC: Branch Banking & Trust	2,930,000	2,930,000
North Carolina, State Education Assistance Authority Revenue, Student Loan, Series 5, AMT, 0.4%***, 9/1/2035, LOC: Branch Banking & Trust	23,750,000	23,750,000
North Carolina, State General Obligation, Series T30011-II, 0.31%***, 5/1/2020, LIQ: Citibank NA	12,110,000	12,110,000
North Texas, Higher Education Authority, Inc., Student Loan Revenue, Series B, AMT, 0.31%***, 12/1/2035, LOC: Bank of America NA & Lloyds TSB Bank PLC	10,000,000	10,000,000
Ohio, Housing Finance Agency, Residential Mortgage-Backed Revenue, Series F, AMT, 0.3%***, 3/1/2037, SPA: Citibank NA	31,930,000	31,930,000
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series N, AMT, 0.3%***, 9/1/2036, INS: Fannie Mae & Ginnie Mae, SPA: State Street Bank & Trust Co.	68,405,000	68,405,000
Oklahoma, State Turnpike Authority Revenue:
Series D, 0.31%***, 1/1/2028, SPA: Lloyds TSB Bank PLC	11,410,000	11,410,000
Series C, 0.32%***, 1/1/2028, SPA: Bank of America NA	22,550,000	22,550,000
Palm Beach County, FL, Solid Waste Authority Revenue, 1.0%, Mandatory Put 1/12/2012 @ 100, 10/1/2031	100,000,000	100,599,684
Pennsylvania, State Higher Educational Facilties Authority Revenue, Drexel University, Series B, 0.34%***, 5/1/2032, LOC: Landesbank Hessen-Thuringen	11,685,000	11,685,000
Philadelphia, PA, Airport Revenue, Series C, AMT, 0.31%***, 6/15/2025, LOC: TD Bank NA	10,000,000	10,000,000
Pinellas County, FL, Health Facilities Authority Revenue, Baycare Health Systems, Series A2, 0.33%***, 11/1/2038, LOC: Northern Trust Co.	9,750,000	9,750,000
Raleigh Durham, NC, Airport Authority Revenue, Series C, 0.31%***, 5/1/2036, LOC: US Bank NA	10,800,000	10,800,000
Sacramento County, CA, Multi-Family Housing Authority Revenue, Sierra Sunrise Senior Apartments, Series D, AMT, 0.34%***, 7/1/2036, LOC: Citibank NA	5,196,000	5,196,000
Salem, OR, Hospital Facility Authority Revenue, Salem Hospital Project, Series C, 0.37%***, 8/15/2036, LOC: Bank of America NA	12,500,000	12,500,000
San Jose, CA, Financing Authority Lease Revenue, Hayes Mansion, Series D, 0.28%***, 6/1/2025, LOC: US Bank NA	42,580,000	42,580,000
San Jose, CA, Financing Authority Lease Revenue, Ice Center, Series E-1, 0.25%***, 6/1/2025, LOC: Bank of America NA	13,015,000	13,015,000
Sarasota County, FL, Continuing Care Retirement Community Revenue, Glenridge Palmer Project, 0.34%***, 6/1/2036, LOC: Bank of Scotland	20,000,000	20,000,000
Sarasota County, FL, Public Hospital District Revenue, Sarasota Memorial Hospital, Series B, 0.38%***, 7/1/2037, LOC: Bank of America NA	26,665,000	26,665,000
Southern California, Metropolitan Water District, Waterworks Revenue, Series B, 0.32%***, 7/1/2028, SPA: Landesbank Hessen-Thuringen	7,000,000	7,000,000
St. James Parish, LA, Nustar Logistics Revenue, Series A, 0.33%***, 10/1/2040, LOC: JPMorgan Chase Bank	12,500,000	12,500,000
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facilities, Northwest Senior Edgemere Project, Series B, 144A, 0.31%***, 11/15/2036, LOC: LaSalle Bank NA	9,330,000	9,330,000
Texas, Alliance Airport Authority, Inc., Special Facilities Revenue, Series 2088, 144A, AMT, 0.33%***, 4/1/2021, GTY: Wells Fargo & Co., LIQ: Wells Fargo & Co.	10,470,000	10,470,000
Texas, State General Obligation:
Series D, 0.29%***, 12/1/2030, LOC: Lloyds TSB Bank PLC	16,480,000	16,480,000
Series E, 0.29%***, 6/1/2032, LOC: Sumitomo Mitsui Banking	24,995,000	24,995,000
Texas, State Public Finance Authority Revenue:
Series T30013-II, 144A, 0.31%***, 7/1/2014, LIQ: Citibank NA	13,705,000	13,705,000
Series T30014-II, 144A, 0.31%***, 1/1/2020, LIQ: Citibank NA	11,230,000	11,230,000
Texas, State Tax & Revenue Anticipation Notes:
Series 3812, 144A, 0.29%***, 8/31/2011, LIQ: JPMorgan Chase & Co.	106,500,000	106,500,000
2.0%, 8/31/2011	109,765,000	110,960,397
Texas, State Veterans Housing Assistance Fund II, Series C, 0.29%***, 6/1/2031, SPA: JPMorgan Chase & Co.	11,560,000	11,560,000
Texas, University of Houston Revenues, Consolidated Systems, 0.3%***, 2/15/2024	10,595,000	10,595,000
Travis County, TX, Health Facilities Development Corp., Retirement Facilities Revenue, Longhorn Village Project, Series B, 0.3%***, 7/1/2037, LOC: Bank of Scotland	24,720,000	24,720,000
Tulsa, OK, Airports Improvement Trust, Special Facility Revenue, Bizjet International Sales & Support, Inc., 144A, AMT, 0.32%***, 8/1/2018, LOC: Landesbank Hessen-Thuringen	7,000,000	7,000,000
Union County, NC, Enterprise Systems Revenue, 0.39%***, 6/1/2034, LOC: Bank of America NA	10,000,000	10,000,000
University of Texas, Financing Systems Revenues:
Series B, 0.27%***, 8/1/2025, LIQ: University of Texas Investment Management Co.	37,330,000	37,330,000
Series B, 0.27%***, 8/1/2039, LIQ: University of Texas Investment Management Co.	30,275,000	30,275,000
Vermont, State Student Assistance Corp., Education Loan Revenue., Series B-1, AMT, 0.3%***, 12/15/2039, LOC: Bank of New York	42,180,000	42,180,000
Wake County, NC, General Obligation, Series T30015-II, 144A, 0.31%***, 3/1/2020, LIQ: Citibank NA	10,130,000	10,130,000
Washington, State Economic Development Finance Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, Series D, AMT, 0.3%***, 7/1/2030, LOC: JPMorgan Chase Bank	14,200,000	14,200,000
Washington, State Housing Finance Commission, Multi-Family Revenue, New Tacoma Apartments Project, 0.33%***, 1/1/2040, LOC: Wells Fargo Bank NA	11,400,000	11,400,000
Washington, State Housing Finance Commission, Nonprofit Housing Revenue, Emerald Heights Project, 0.36%***, 7/1/2033, LOC: Bank of America NA	20,600,000	20,600,000
Washington, State Housing Finance Commission, Nonprofit Revenue, St. Thomas School Project, Series B, 0.33%***, 7/1/2036, LOC: Bank of America NA	10,510,000	10,510,000
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series B, 0.28%***, 3/1/2033, LOC: Fannie Mae & Freddie Mac (b)	15,300,000	15,300,000
Wisconsin, University Hospitals & Clinics Authority Revenue, Series B, 0.28%***, 4/1/2029, LOC: US Bank NA	5,330,000	5,330,000
Total Municipal Bonds and Notes (Cost $3,632,884,528)		3,632,884,528

Repurchase Agreements 0.0%
Barclays Capital PLC, 0.15%, dated 12/31/2010, to be repurchased at $13,396,761 on 1/3/2011 (c) (Cost $13,396,594)	13,396,594	13,396,594

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $34,414,094,022)+	99.9	34,414,094,022
Other Assets and Liabilities, Net	0.1	17,780,434
Net Assets	100.0	34,431,874,456

* These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31, 2010.

+ The cost for federal income tax purposes was $34,414,094,022.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) Federal and state taxable issue.

(c) Collateralized by 14,006,067 US Treasury STRIPS, with various maturity dates of 11/15/2011-11/15/2015 with a value of $13,664,527 held by BNY Mellon.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

FDIC: Federal Deposit Insurance Corp.

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Radian: Radian Asset Assurance, Inc.

SPA: Standby Bond Purchase Agreement

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Portfolio's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (d)	$—	$34,400,697,428	$—	$34,400,697,428
Repurchase Agreements	—	13,396,594	—	13,396,594
Total	$—	$34,414,094,022	$—	$34,414,094,022

There have been no transfers in and out of Level 1 and Level 2 fair value measurements during the period ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments in securities, valued at amortized cost	$34,414,094,022
Receivable for investments sold	6,686,720
Receivable for investments sold	6,686,720
Interest receivable	17,160,079
Other assets	264,994
Total assets	34,438,205,815
Liabilities
Cash overdraft	1,155,010
Accrued management fee	3,449,624
Other accrued expenses and payables	1,726,725
Total liabilities	6,331,359
Net assets, at value	$34,431,874,456

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Interest	$106,459,049
Expenses: Management fee	41,298,160
Administration fee	9,958,915
Professional fees	611,999
Custodian fee	1,467,642
Trustees' fees and expenses	1,232,875
Other	1,127,963
Total expenses before expense reductions	55,697,554
Expense reductions	(4,004,477)
Total expenses after expense reductions	51,693,077
Net investment income	54,765,972
Net realized gain (loss) from investments	1,171,699
Net increase (decrease) in net assets resulting from operations	$55,937,671

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$54,765,972	$141,843,060
Net realized gain (loss)	1,171,699	2,999,242
Net increase (decrease) in net assets resulting from operations	55,937,671	144,842,302
Capital transactions in shares of beneficial interest: Proceeds from capital invested	321,400,411,976	296,774,683,917
Value of capital withdrawn	(329,490,407,575)	(284,106,783,365)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(8,089,995,599)	12,667,900,552
Increase (decrease) in net assets	(8,034,057,928)	12,812,742,854
Net assets at beginning of period	42,465,932,384	29,653,189,530
Net assets at end of period	$34,431,874,456	$42,465,932,384

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Years Ended December 31,	2010	2009	2008	2007	2006
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34,432	42,466	29,653	33,739	8,877
Ratio of expenses before expense reductions (%)	.17	.16	.17	.17	.20
Ratio of expenses after expense reductions (%)	.16	.14	.13	.14	.18
Ratio of net investment income (%)	.16	.43	2.85	5.14	4.83
Total Return (%)a,b	.17	.48	2.81	5.31	4.97
a Total return would have been lower had certain expenses not been reduced. b Total return for the Portfolio was derived from the performance of Cash Reserves Fund Institutional.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Cash Management Portfolio (the "Portfolio'') is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as an open-end management investment company organized as a "New York business trust."

The Portfolio is a master fund; a master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated DWS feeder funds, with a significant ownership percentage of the Portfolio's net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2010, Cash Management Fund, Cash Reserves Fund Institutional Shares, Cash Reserves Fund — Prime Series and DWS Money Market Series owned approximately 7%, 12%, 4% and 75%, respectively, of the Portfolio.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by a money market portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. Another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes an allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio.

Under the Investment Management Agreement, the Portfolio pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $3.0 billion of the Portfolio's average daily net assets	.1500%
Next $4.5 billion of such net assets	.1325%
Over $7.5 billion of such net assets	.1200%

For the period from January 1, 2010 through July 29, 2010, the Advisor had contractually agreed to reimburse certain operating expenses to the extent necessary to maintain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.15%.

Effective November 1, 2010, the Advisor has voluntarily agreed to waive total operating expenses at 0.16% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest). This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the year ended December 31, 2010, the Advisor waived a portion of its management fee aggregating $4,004,477 and the amount charged aggregated $37,293,683, which was equivalent to an annual effective rate of 0.11% of the Portfolio's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2010, the Administration Fee was $9,958,915, of which $836,225 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

C. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of Cash Management Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of Cash Management Portfolio (hereafter referred to as the ``Portfolio'') at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts February 25, 2011	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

The Fund, a series of DWS Institutional Funds, invests all of its assets in Cash Management Portfolio (the "Portfolio") in order to achieve its investment objectives. The Portfolio's Board of Trustees (which is also the Board of Trustees for the Fund), including the Independent Trustees, approved the renewal of the Portfolio's investment management agreement (the "Portfolio Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and the Fund's investment management agreement with DWS (the "Fund Agreement," and together with the Portfolio Agreement, the "Agreements") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all of the Portfolio's and the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Portfolio's and the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreements were approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS provides portfolio management services to the Fund and that, pursuant to separate administrative services agreements, DWS provides administrative services to the Fund and the Portfolio. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by iMoneyNet. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by iMoneyNet), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2009, the Fund's gross performance (Institutional Class shares) was in the 3rd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Portfolio's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.10% fees paid to DWS under the respective administrative services agreements, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio's management fee, the Fund does not charge an additional investment management fee. The Board noted that the Fund's total (net) operating expenses were expected to be higher than the median of the applicable Lipper expense universe for Institutional Class shares (3rd quartile). The Board considered the Portfolio's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's and the Portfolio's combined total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Portfolio Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Portfolio's management fee schedule includes fee breakpoints. The Board concluded that the Fund's and the Portfolio's fee schedules represent an appropriate sharing between the Fund and the Portfolio, as the case may be, and DWS of such economies of scale as may exist in the management of the Fund and the Portfolio at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund and the Portfolio. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

October 4, 2010

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of a proposed pass-through to the funds of certain reporting costs associated with new regulations for money funds. My evaluation considered the following:

• My recently completed annual evaluation (please see my summary report of October 3, 2010), concluding that the prospective fees and expenses of all the DWS-sponsored money funds are reasonable.

• The fact that in my opinion the services DWS would provide under the combination of the Advisory and proposed Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• Management's analysis showing that the maximum total expense ratio impact of this change on any fund share class would be 1.3 basis points, which in my opinion is not material to my conclusions about the reasonableness of expenses.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the affected DWS-sponsored money funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trusts of Cash Reserves Fund Institutional and Cash Management Portfolio as of December 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	122
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	122
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	122
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		122
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	122
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	122
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		122
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	122
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010)
		122
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	122
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	122
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	125

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke7 (1967) Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso9 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Effective January 11, 2011, Mr. Gefeke, Executive Vice President, resigned as an officer of the fund.

The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke was an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke received no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site
moneyfunds.deam-us.db.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	BIRXX
CUSIP Number	23339C 826
Fund Number	500

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

CASH RESERVE FUND INSTITUTIONAL
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$18,840	$0	$0	$0
2009	$18,470	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$0	$0
2009	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Cash Reserves Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 1, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 1, 2011